Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Daily Assets Fund, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Daily Assets Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                /s/Richard T. Hale
                                               ---------------------------------
                                               Richard T. Hale
                                               Chief Executive Officer
                                               Deutsche Daily Assets Fund, a
                                               series of Scudder
                                               Institutional Funds

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                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group


Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Deutsche Daily Assets Fund, a series of Scudder Institutional Funds, on Form N-CSR of the Deutsche Daily Assets Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 19, 2003                                 /s/Charles A. Rizzo
                                                --------------------------------
                                                Charles A. Rizzo
                                                Chief Financial Officer
                                                Deutsche Daily Assets Fund, a
                                                series of Scudder
                                                Institutional Funds